UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2020

Xinda International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-200344	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9190 W. Olympic Blvd, #32

Beverly Hills, CA 90212

(Address of Principal Executive Office) (Zip Code)

+(855) 777-5666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Effective January 18, 2020, Xinda International Corp. (“XNDA” or the “Company”) (OTCPNK: XNDA) entered into an asset purchase agreement with Tribal Rides, Inc., a private U.S. based company (“Tribal Rides”), to acquire a digital transportation enablement and enhancement platform (the “Platform”) which provides fully automated dispatching and bookings management built for taxi companies, limousine companies and ride-sharing service providers (the “Agreement”). The Platform gives customers an app based experience while the acquired cloud-based Platform, provides service providers a range of functions which include customer booking, accounts management, driver tracking, real-time notifications, auto dispatching algorithms, accounting and settlements, corporate account management as well as providing reporting and analytics. The Platform has also shown to have a direct application in the B2B space in providing corporations with a more efficient taxi chit solution to combat fraud and excessive administration costs.

In exchange for the acquisition of the Platform from Tribal Rides, the Company will be providing as consideration the equivalent of approximately eighty-three percent (83%) of the issued and outstanding non-registered shares in the common stock of the Company.

The above descriptions of the Agreement is qualified in its entirety by reference to the form of such document attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Asset Purchase Agreement, dated January 18, 2020, between Xinda International Corp. and Tribal Rides, Inc.

*   The copies of the Agreement filed herewith have been redacted to remove certain confidential information. We intend to file a confidential treatment request with the Commission regarding this information.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINDA INTERNATIONAL CORP.

Date: February 19, 2020	By:	/s/ Joe Grimes
Name: Joe Grimes
Title: Chief Executive Officer

3